                       Securities And Exchange Commission

                             Washington, D.C. 20549


                                ----------------

                                    FORM 8-K


                                ----------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported) March 4, 1998

                                K N ENERGY, INC.
             (Exact name of registrant as specified in its charter)


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
           KANSAS                          1-6446                      48-0290000
(State or other jurisdiction of    (Commission File Number)  (IRS Employer Identification
        incorporation)                                                   Number)
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                              370 VAN GORDON STREET
                                 P.O. BOX 281304
                          LAKEWOOD, COLORADO 80228-8304
                    (Address of principal executive offices)

                                 (303) 989-1740
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         Pursuant to the terms and conditions of Underwriting Agreements each dated March 4, 1998, among K N Energy, Inc. (the "Registrant") and Morgan Stanley & Co. Incorporated, BancAmerica Robertson Stephens, Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc. and NationsBanc Montgomery Securities LLC as Lead Managers of the several underwriters, the Registrant will issue on or about March 9, 1998, $500,000,000 aggregate principal amount of its 6.45% Senior Notes Due 2003 (the "2003 Senior Notes"), $500,000,000 aggregate principal amount of its 6.65% Senior Notes Due 2005 (the "2005 Senior Notes"), $300,000,000 aggregate principal amount of its 6.80% Senior Notes Due 2008 (the "2008 Senior Notes" and, together with the 2003 Senior Notes and the 2005 Senior Notes, the "Senior Notes"), $500,000,000 aggregate principal amount of its 7.25% Senior Debentures Due 2028 (the "2028 Senior Debentures"), $150,000,000 aggregate principal amount of its 7.45% Senior Debentures Due 2098 (the "2098 Senior Debentures" and, together with the 2028 Senior Debentures, the "Senior Debentures") and $400,000,000 aggregate principal amount of its 6.30% Reset Put Securities (REPS(SM)) Due 2021 (the "2021 REPS" and, together with the Senior Notes and Senior Debentures, the "Debt Securities").

         Pursuant to the terms and conditions of an Underwriting Agreement dated March 4, 1998, among the Registrant and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Petrie Parkman & Co., Inc. and Smith Barney Inc. as representatives of the several U.S. Underwriters and Morgan Stanley & Co. International Limited, Merrill Lynch International, Petrie Parkman & Co., Inc. and Smith Barney Inc. as representatives of the several International Underwriters, the Registrant will issue on or about March 10, 1998, 11,000,000 shares of common stock, $5.00 par value (the "Common Stock"), subject to the U.S. Underwriters' over-allotment option of 1,650,000 shares of Common Stock.

Item 7.  Exhibits

         Exhibit 1.1 Underwriting Agreement Standard Provisions (Debt Securities), dated March 4, 1998.

         Exhibit 1.2 Underwriting Agreement for the 2003 Senior Notes, dated March 4, 1998, among the Registrant and Morgan Stanley
                       & Co. Incorporated, BancAmerica Robertson Stephens, Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc. and NationsBanc Montgomery Securities LLC as Lead Managers of the several underwriters named therein.

         Exhibit 1.3 Underwriting Agreement for the 2005 Senior Notes, dated March 4, 1998, among the Registrant and Morgan Stanley
                       & Co. Incorporated, BancAmerica Robertson Stephens, Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc. and NationsBanc Montgomery Securities LLC as Lead Managers of the several underwriters named therein.

         Exhibit 1.4 Underwriting Agreement for the 2008 Senior Notes, dated March 4, 1998, among the Registrant and Morgan Stanley
                       & Co. Incorporated,
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                                                                               3

                       BancAmerica Robertson Stephens, Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc. and NationsBanc Montgomery Securities LLC as Lead Managers of the several underwriters named therein.

         Exhibit 1.5 Underwriting Agreement for the 2028 Senior Debentures, dated March 4, 1998, among the Registrant and Morgan Stanley & Co. Incorporated, BancAmerica Robertson Stephens, Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc. and NationsBanc Montgomery Securities LLC as Lead Managers of the several underwriters named therein.

         Exhibit 1.6 Underwriting Agreement for the 2098 Senior Debentures, dated March 4, 1998, among the Registrant and Morgan Stanley & Co. Incorporated, BancAmerica Robertson Stephens, Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc. and NationsBanc Montgomery Securities LLC as Lead Managers of the several underwriters named therein.

         Exhibit 1.7   Underwriting Agreement for the 2021 REPS, dated March
                       4, 1998, among the Registrant and Morgan Stanley & Co. Incorporated, BancAmerica Robertson Stephens, Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc. and NationsBanc Montgomery Securities LLC as Lead Managers of the several underwriters named therein.

         Exhibit 1.8 Underwriting Agreement (Common Stock), dated March 4, 1998, among the Registrant and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Petrie Parkman & Co., Inc. and Smith Barney Inc. as representatives of the several U.S. Underwriters and Morgan Stanley & Co. International Limited, Merrill Lynch International, Petrie Parkman & Co., Inc. and Smith Barney Inc. as representatives of the several International Underwriters.

         Exhibit 4.1   Form of 2003 Senior Note.

         Exhibit 4.2   Form of 2005 Senior Note.

         Exhibit 4.3   Form of 2008 Senior Note.

         Exhibit 4.4   Form of 2028 Senior Debenture.

         Exhibit 4.5   Form of 2098 Senior Debenture.

         Exhibit 4.6   Form of 2021 REPS.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       K N ENERGY, INC.
                                            (Registrant)


                                       By:   /s/   Martha B. Wyrsch, Esq.
                                           ----------------------------------
                                           Name:  Martha B. Wyrsch, Esq.
                                           Title: Vice President, General
                                                  Counsel and Secretary


Date:  March 6, 1998

                                  Exhibit Index

                              Exhibits to Form 8-K




      Number in
    Exhibit Table                        Exhibit
    -------------                        -------

         1.1            Underwriting Agreement Standard Provisions (Debt
                        Securities), dated March 4, 1998.


         1.2            Underwriting Agreement for the 2003 Senior Notes, dated
                        March 4, 1998, among the Registrant and Morgan Stanley
                        & Co. Incorporated, BancAmerica Robertson Stephens,
                        Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan
                        Securities Inc. and NationsBanc Montgomery Securities
                        LLC as Lead Managers of the several underwriters named therein.


         1.3            Underwriting Agreement for the 2005 Senior Notes, dated
                        March 4, 1998, among the Registrant and Morgan Stanley
                        & Co. Incorporated, BancAmerica Robertson Stephens,
                        Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan
                        Securities Inc. and NationsBanc Montgomery Securities
                        LLC as Lead Managers of the several underwriters named therein.


         1.4            Underwriting Agreement for the 2008 Senior Notes, dated
                        March 4, 1998, among the Registrant and Morgan Stanley
                        & Co. Incorporated, BancAmerica Robertson Stephens,
                        Chase Securities Inc., Lehman Brothers Inc., J.P. Morgan
                        Securities Inc. and NationsBanc Montgomery Securities
                        LLC as Lead Managers of the several underwriters named therein.

         1.5 Underwriting Agreement for the 2028 Senior Debentures, dated March 4, 1998, among the Registrant and Morgan
                        Stanley & Co. Incorporated, BancAmerica Robertson
                        Stephens, Chase Securities Inc., Lehman Brothers Inc.,
                        J.P. Morgan Securities Inc. and NationsBanc Montgomery
                        Securities LLC as Lead Managers of the several underwriters named therein.

         1.6 Underwriting Agreement for the 2098 Senior Debentures, dated March 4, 1998, among the Registrant and Morgan
                        Stanley & Co. Incorporated, BancAmerica Robertson
                        Stephens, Chase Securities Inc., Lehman Brothers Inc.,
                        J.P. Morgan Securities Inc. and NationsBanc Montgomery
                        Securities LLC as Lead Managers of the several underwriters named therein.

         1.7            Underwriting Agreement for the 2021 REPS, dated March 4,
                        ], 1998, among the Registrant and Morgan Stanley & Co.
                        Incorporated, BancAmerica Robertson Stephens, Chase
                        Securities Inc., Lehman Brothers Inc., J.P. Morgan
                        Securities Inc. and NationsBanc Montgomery Securities
                        LLC as Lead Managers of the several underwriters named therein.

         1.8            Underwriting Agreement (Common Stock), dated March 4,
                        1998, among the Registrant and Morgan Stanley & Co.
                        Incorporated, Merrill Lynch, Pierce, Fenner & Smith
                        Incorporated, Petrie Parkman & Co., Inc. and Smith
                        Barney Inc. as representatives of the several U.S.
                        Underwriters and Morgan Stanley & Co. International
                        Limited, Merrill Lynch International, Petrie Parkman &
                        Co., Inc. and Smith Barney Inc. as representatives of the several International Underwriters.

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
Exhibit  4.1            Form of 2003 Senior Note.

Exhibit  4.2            Form of 2005 Senior Note.

Exhibit  4.3            Form of 2008 Senior Note.

Exhibit  4.4            Form of 2028 Senior Debenture.

Exhibit  4.5            Form of 2098 Senior Debenture.

Exhibit  4.6            Form of 2021 REPS.
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